UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2017

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits.
Item 2.02 Results of Operations and Financial Condition.
On November 1, 2017, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal 2018 first quarter ended September 30, 2017.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit and margin; operating expense; operating expense as a percentage of sales; operating income (loss) and margin; effective tax rate; net income (loss) attributable to Kennametal Shareholders; earnings per diluted share (EPS) and loss per diluted share (LPS); Industrial operating income and margin; Widia operating income (loss) and margin; and Infrastructure operating income (loss) and margin. Adjustments for the three months ended September 30, 2017 and 2016 include restructuring and related charges. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow (FOCF), earnings before interest, taxes, depreciation and amortization (EBITDA) and margin and organic sales growth, which are non-GAAP financial measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
FOCF
FOCF is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP financial measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers FOCF to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.
EBITDA
EBITDA are a non-GAAP financial measure and are defined as net income attributable to Kennametal (which is the most directly comparable GAAP measure), with interest expense, interest income, provision for income taxes, depreciation and amortization added back. Management believes that EBITDA are widely used as a measure of operating performance and are an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBITDA. Management uses this information in reviewing operating performance.
Organic Sales Growth
Organic sales growth is a non-GAAP financial measure of sales growth (which is the most directly comparable GAAP financial measure) excluding the impacts of acquisitions, divestitures, business days and foreign currency exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP financial measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

PRIMARY WORKING CAPITAL (UNAUDITED)
AS OF SEPTEMBER 30, 2017
(in thousands, except percents)	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	Average
Current assets	$1,075,915	$1,113,901	$1,043,046	$971,745	$991,837
Current liabilities	396,967	461,478	426,799	390,151	402,574
Working capital, GAAP	$678,948	$652,423	$616,247	$581,594	$589,263
Excluding items:
Cash and cash equivalents	(110,697)	(190,629)	(100,817)	(102,001)	(119,411)
Other current assets	(64,874)	(55,166)	(75,061)	(80,375)	(64,660)
Total excluded current assets	(175,571)	(245,795)	(175,878)	(182,376)	(184,071)
Adjusted current assets	900,344	868,106	867,168	789,369	807,766
Current maturities of long-term debt and capital leases, including notes payable	(1,252)	(925)	(1,591)	(2,263)	(1,381)
Other current liabilities	(209,373)	(244,831)	(234,367)	(219,008)	(225,189)
Total excluded current liabilities	(210,625)	(245,756)	(235,958)	(221,271)	(226,570)
Adjusted current liabilities	186,342	215,722	190,841	168,880	176,004
Primary working capital	$714,002	$652,384	$676,327	$620,489	$631,762	$658,993
		Three Months Ended
		9/30/17	6/30/17	3/31/17	12/31/16	Total
Sales		$542,454	$565,025	$528,630	$487,573	$2,123,682
Primary working capital as a percentage of sales						31.0%

PRIMARY WORKING CAPITAL (UNAUDITED)
AS OF JUNE 30, 2017
(in thousands, except percents)	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	Average
Current assets	$1,113,901	$1,043,046	$971,745	$991,837	$1,075,341
Current liabilities	461,478	426,799	390,151	402,574	427,275
Working capital, GAAP	$652,423	$616,247	$581,594	$589,263	$648,066
Excluding items:
Cash and cash equivalents	(190,629)	(100,817)	(102,001)	(119,411)	(161,579)
Other current assets	(55,166)	(75,061)	(80,375)	(64,660)	(84,016)
Total excluded current assets	(245,795)	(175,878)	(182,376)	(184,071)	(245,595)
Adjusted current assets	868,106	867,168	789,369	807,766	829,746
Current maturities of long-term debt and capital leases, including notes payable	(925)	$(1,591)	(2,263)	(1,381)	(1,895)
Other current liabilities	(244,831)	(234,367)	(219,008)	(225,189)	(243,341)
Total excluded current liabilities	(245,756)	(235,958)	(221,271)	(226,570)	(245,236)
Adjusted current liabilities	215,722	190,841	168,880	176,004	182,039
Primary working capital	$652,384	$676,327	$620,489	$631,762	$647,707	$645,734
		Three Months Ended
		6/30/17	3/31/17	12/31/16	9/30/16	Total
Sales		$565,025	$528,630	$487,573	$477,140	$2,058,368
Primary working capital as a percentage of sales						31.4%

Debt to Capital
Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP financial measure is debt to equity, which is defined as total debt divided by total equity. Management believes that debt to capital provides additional insight into the underlying capital structure and performance of the Company.
Net Debt
Net debt is a non-GAAP financial measure and is defined by Kennametal as total debt less cash and cash equivalents. The most directly comparable GAAP financial measure is total debt. Management believes that net debt aids in the evaluation of the Company’s financial condition.

DEBT TO CAPITAL AND NET DEBT (UNAUDITED)	September 30,	June 30,
(in thousands, except percents)	2017	2017
Total debt	$696,609	$695,916
Total equity	1,098,078	1,052,653
Debt to equity, GAAP	63.4%	66.1%
Total debt	696,609	695,916
Total equity	1,098,078	1,052,653
Total capital	1,794,687	1,748,569
Debt to capital	38.8%	39.8%
Total debt	696,609	695,916
Cash and cash equivalents	110,697	190,629
Net debt	$585,912	$505,287
Debt to EBITDA
Debt to EBITDA is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of the four trailing quarters of EBITDA. The most directly comparable GAAP financial measure is debt to net income attributable to Kennametal. Management believes that debt to EBITDA provides additional insight into the underlying capital structure, liquidity and performance of the Company. Additionally, Kennametal will adjust debt to EBITDA.

DEBT TO ADJUSTED EBITDA (UNAUDITED)
SEPTEMBER 30, 2017 (in thousands, except debt to adjusted EBITDA)
	Three Months Ended
EBITDA	9/30/17	6/30/17	3/31/17	12/31/16
Net income attributable to Kennametal	$39,183	$24,643	$38,890	$7,262
Add back:
Interest expense	7,149	7,367	7,331	7,151
Interest income	(257)	(246)	(306)	(206)
Provision for income taxes	9,602	7,494	9,301	8,221
Depreciation	22,777	22,709	22,375	22,827
Amortization	3,661	3,912	4,245	4,150
EBITDA	$82,115	$65,879	$81,836	$49,405
Adjustments:
Restructuring and related charges	6,876	23,165	9,623	11,783
Adjusted EBITDA	$88,991	$89,044	$91,459	$61,188
Total debt				$696,609
Trailing four quarters net income attributable to Kennametal				109,978
Debt to net income attributable to Kennametal				6.3
Total debt				$696,609
Trailing four quarters adjusted EBITDA				330,682
Debt to adjusted EBITDA				2.1

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. (the Company) on October 31, 2017, the Company's Shareowners voted on the election of seven directors with terms to expire in 2018, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018, an advisory vote on executive compensation and an advisory vote on the frequency of future advisory votes on executive compensation. The 73,472,746 shares present in person or represented by proxy were voted as described below.

I.
The seven directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2018 and until their successors are duly elected and qualified by the following vote:

	For	Withheld	Abstain	Broker Non-Votes
Cindy L. Davis	69,014,682	700,765	—	3,757,299
William J. Harvey	69,059,107	656,340	—	3,757,299
William M. Lambert	69,116,083	599,364	—	3,757,299
Timothy R. McLevish	68,899,242	816,205	—	3,757,299
Sagar A. Patel	69,019,891	695,556	—	3,757,299
Christopher Rossi	68,997,832	717,615	—	3,757,299
Steven H. Wunning	68,937,106	778,341	—	3,757,299
Ronald M. De Feo and Lawrence W. Stranghoener, whose current terms do not expire until 2018, will continue to serve as directors until the next annual meeting of Shareowners.

II.
The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018: was approved by the following vote:

	For	Against	Abstained	Broker Non-Votes
PricewaterhouseCoopers LLP	72,834,941	275,272	362,533	—

III.	The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non -Votes
Executive compensation	67,060,403	2,407,532	247,512	3,757,299

IV.	The Shareowners voted to approve on an advisory basis an advisory vote on executive compensation that occurs every year. The results of the vote were as follows:

	1 year	2 years	3 years	Abstained	Broker Non -Votes
Frequency of future advisory votes on executive compensation	59,406,406	55,917	9,823,867	429,257	3,757,299

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2018 First Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	November 1, 2017	By:	/s/ Patrick S. Watson
Patrick S. Watson
Vice President Finance and Corporate Controller